LITMAN GREOGRY FUNDS TRUST

(the “Trust”)

Supplement to the Currently Effective Prospectus, Summary Prospectus

and Statement of Additional Information

iMGP RBA Responsible Global Allocation ETF

(the “Fund”)

At the recommendation of iM Global Partner Fund Management, LLC, the Trust’s investment adviser, the Board of Trustees of the Trust has approved the liquidation of the Fund.

The Fund will create and redeem creation units through April 12, 2024 (the “Closing Date”), which will also be the last day of trading of the Fund’s shares on the NYSE, the Fund’s principal U.S. listing exchange. On or about April 17, 2024 (the “Liquidation Date”), the Fund will cease operations, liquidate its assets, and prepare to distribute proceeds to shareholders of record on the Liquidation Date. Shareholders of record of the Fund remaining on the Liquidation Date will receive cash at the net asset value of their shares as of such date. While Fund shareholders remaining on the Liquidation Date will not incur transaction fees, any liquidation proceeds paid to shareholders should generally be treated as received in exchange for shares and will therefore generally give rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Prior to the Closing Date, the Fund will begin liquidating its portfolio. This will result in the Fund no longer pursuing its stated investment objectives and increasing its holdings in cash and/or cash equivalents. Shareholders of the Fund may sell their holdings on the NYSE on or prior to April 12, 2024. Customary brokerage charges may apply to such transactions. From April 13, 2024, through the Liquidation Date, we cannot assure you that there will be a market for your shares.

Shareholders can call 800-960-0188 for additional information.

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Investors Should Retain this Supplement for Future Reference

February 20, 2024